THE OBERWEIS FUNDS

OBERWEIS ASIA OPPORTUNITIES FUND

SUPPLEMENT DATED FEBRUARY 22, 2016

TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2015

On February 18, 2016, the Board of Trustees of The Oberweis Funds (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) by the Trust on behalf of the Oberweis China Opportunities Fund (the “Acquiring Fund”) and the Oberweis Asia Opportunities Fund (the “Selling Fund”).

The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Selling Fund solely in exchange for shares of the Acquiring Fund. The Acquiring Fund shares received by the Selling Fund would then be distributed to its shareholders as part of the Selling Fund’s liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the “Merger.”)

The Merger can be consummated only if, among other things, it is approved by shareholders of the Selling Fund. A Special Meeting (the “Meeting”) of the shareholders of the Selling Fund will be held on April 22, 2016 and shareholders will be given the opportunity to vote on the Plan at that time. In connection with the Meeting, the Selling Fund will deliver to shareholders a Proxy Statement/Prospectus describing in detail the Merger and the Board’s considerations in recommending that shareholders approve the Merger.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Merger is expected to become effective on or about April 29, 2016.

In anticipation of the Merger, the Selling Fund is closed to purchases as of the close of business on April 26, 2016. Shareholders of the Selling Fund may continue to redeem their shares until the date of the Merger and any shares redeemed will not be subject to a redemption fee.

This supplement is not a solicitation of any proxy.

February 22, 2016

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311